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                                                                EXHIBIT 10.12(f)

                       ACTION BY UNANIMOUS WRITTEN CONSENT
                                       OF
                             THE BOARD OF DIRECTORS
                                       OF
                                  ANIXTER INC.

         The undersigned, being all of the directors of Anixter Inc., a Delaware corporation (the "Corporation"), hereby adopt, by this unanimous written consent, in accordance with Section 141(f) of the General Corporation Law of the State of Delaware, the following resolutions with the same force and effect as if they had been unanimously adopted at a duly convened meeting of the Board of Directors of the Corporation:

         WHEREAS, the Board wishes to provide discretion to the Anixter Employee Benefits Administrative Committee ("Committee") to find that certain participants in the Corporation's Deferred Compensation Plan ("DCP") have taken retirement when they no longer regularly provide services to employers participating in the DCP;

         Now, THEREFORE, IT IS HEREBY RESOLVED that the Corporation approves and adopts Amendment No. 4 to the DCP in the form attached hereto as Attachment A, that the Secretary of the Corporation is authorized and directed to execute the Amendment on behalf of the Corporation, and that all actions heretofore or hereafter taken by the Committee in furtherance of the foregoing are hereby approved, ratified and confirmed.

Dated: January 7, 2004

                                          ______________________________________
                                                      Robert Grubbs

                                          ______________________________________
                                                    Dennis J. Letham

                                          ______________________________________
                                                       John A. Dul

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                                                                    ATTACHMENT A

                                  ANIXTER INC.

                           DEFERRED COMPENSATION PLAN
                                1999 RESTATEMENT

                                 AMENDMENT NO. 4

     This Amendment No. 4 to the Plan is effective as of January 7, 2004, and is executed as of the date shown below. Capitalized words used herein without definition shall have the meaning ascribed to them in the Plan.

     WHEREAS, the Company desires to broaden the definition of "retirement" to include persons designated by the Committee as no longer regularly providing services to the Company, regardless of their payroll status; and

     WHEREAS, the Board has approved this Amendment.

     NOW, THEREFORE, the Plan is amended as follows:

     Section 2.25 is hereby amended in its entirety to read as follows:

     "Retirement" means a Participant's voluntary termination of employment with a Participating Employer on or after the Participant's attainment of age fifty-five (55) or, with respect to any Participant, the Committee has determined in its sole discretion that such Participant is no longer regularly engaged in the provision of services to the Company, regardless of the Participant's payroll status.

     IN WITNESS WHEREOF, the Board has caused this Amendment to be executed as of this 7th day of January, 2004.

                                           ANIXTER INC.

                                        By:____________________________________
                                           Its:  Secretary